File Number 33-21534
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)


SUPPLEMENT TO THE ENTERPRISE ACCUMULATION TRUST PROSPECTUS DATED MAY 1, 2000.

This information reflects a change to the Prospectus section, "Managed
Portfolio."

Effective January 1, 2001, the following change shall occur:

In the "Portfolio Information" section, under the heading, "Portfolio Managers," delete "OpCap Advisors" and replace with "Wellington Management Company, LLP."

This information reflects changes to the Prospectus section, "Portfolio Management/Portfolio Managers."

Effective January 1, 2001, the following changes shall occur:

Under the section entitled, "Managed Portfolio," delete OpCap Advisors as co-Portfolio Manager and replace with "Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109." Delete language about the experience of OpCap Advisors and replace with "Wellington Management has provided investment counseling services since 1928, and as of September 30, 2000, had assets under management for all clients of over $250 billion. The usual minimum for separate account investment is generally $10 to $50 million." Delete language about the day-to-day management of the Portfolio by OpCap Advisors and replace with "James Rullo, a partner of Wellington Management who has 14 years of experience in the investment industry, is responsible for day-to-day management of the Fund. He has been with Wellington Management since 1994."


November 21, 2000